First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the“Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Dynamic Credit Collateral Analysis

Deal Name Her	FNLC 2005-3	***Use only the collateral supporting the tranche we are buying***
***Column D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***
I. FICO and LTV

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
FICO Low	FICO High	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
500	524	> 65%	3.17%	$220,363.58	512	40.43	77.49	8.3610	84.95	4.45	100.00	0.00	2.15	70.90	0.00	1.96	0.00	2.84	0.00
525	574	> 65%	10.52%	$223,376.64	553	40.69	79.29	7.7120	84.44	7.26	99.00	1.00	5.58	51.52	0.00	0.00	0.00	14.88	3.06
575	599	> 65%	11.16%	$219,844.53	588	41.27	83.44	7.3630	77.83	13.77	96.59	3.41	5.30	55.28	0.00	1.31	0.00	31.89	11.98
600	619	> 70%	11.63%	$211,880.81	609	39.55	83.52	7.2790	72.41	10.44	94.28	5.72	11.15	53.61	0.00	0.53	0.00	44.87	23.99
620	639	> 70%	12.85%	$181,034.52	630	39.55	84.32	7.3790	82.49	10.45	96.25	3.75	4.51	44.64	0.00	0.00	0.00	46.21	44.05
640	659	> 70%	13.38%	$204,563.95	649	39.24	84.23	7.1960	66.93	7.97	94.85	5.15	16.82	36.11	0.00	0.00	0.00	52.05	41.07
660	679	> 80%	3.59%	$124,577.28	669	40.05	91.58	8.1020	63.84	10.65	84.95	15.05	18.84	47.14	0.00	0.00	0.00	34.86	1.33
680	699	> 80%	1.98%	$153,175.82	689	39.81	92.64	7.8190	69.06	11.08	99.34	0.66	19.86	36.72	0.00	0.00	0.00	24.52	1.62
700	724	> 80%	1.49%	$142,424.35	709	40.46	94.25	7.7330	87.87	3.69	84.28	15.72	3.45	33.06	0.00	0.00	0.00	43.33	0.00
725	749	> 80%	1.21%	$183,952.01	736	40.99	93.21	7.8250	90.01	0.00	74.07	25.93	0.76	44.90	0.00	0.00	0.00	9.12	0.00
750	max	> 90%	0.49%	$117,593.76	767	42.80	98.81	8.4190	50.25	2.51	100.00	0.00	0.00	29.12	0.00	0.00	0.00	23.21	0.00
II. LTV and DTI

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
LTV Low	LTV High	DTI	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
70.00%	79.99%	> 50%	1.51%	$258,503.38	571	51.91	75.22	7.5500	70.49	14.44	100.00	0.00	9.89	76.09	0.00	0.00	0.00	11.46	7.55
80.00%	84.99%	> 50%	1.71%	$250,569.29	628	51.89	80.23	6.9120	81.10	5.58	98.40	1.60	6.04	54.14	0.00	0.00	0.00	36.67	57.05
85.00%	89.99%	> 50%	0.58%	$265,538.69	572	52.57	85.25	7.3020	88.32	0.00	78.90	21.10	11.68	100.00	0.00	0.00	0.00	16.01	0.00
90.00%	94.99%	> 50%	0.92%	$251,797.68	613	52.60	90.43	7.1350	89.67	8.31	97.87	2.13	0.00	76.91	0.00	0.00	0.00	20.32	0.00
95.00%	99.99%	> 50%	0.17%	$177,047.76	612	52.07	95.00	7.9130	100.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00
100.00%	109.99%	> 50%	0.28%	$87,958.70	669	51.96	100.00	9.7910	79.73	0.00	100.00	0.00	16.78	59.60	0.00	0.00	0.00	0.00	0.00
110.00%	max	> 50%
III. DTI and FICO

			Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg											% With
DTI Low	DTI High	FICO	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	Seconds
20.00%	29.99%	< 550	1.44%	$204,108.86	531	26.13	75.76	7.7750	88.75	6.40	96.96	3.04	4.85	56.50	0.00	0.00	0.00	19.80	3.08
30.00%	34.99%	< 600	3.24%	$224,745.96	565	32.83	73.84	7.4180	78.49	14.16	98.19	1.81	2.16	36.54	0.00	0.00	0.00	30.17	5.44
35.00%	39.99%	< 675	11.04%	$194,959.99	613	37.71	79.62	7.2990	77.35	11.51	95.65	4.35	7.01	52.08	0.00	0.00	0.00	47.45	31.58
40.00%	44.99%	< 675	20.17%	$211,452.23	611	42.51	79.53	7.3310	75.25	9.27	94.88	5.12	9.70	37.68	0.00	1.87	0.00	35.48	22.69
45.00%	49.99%	< 700	26.09%	$212,983.06	617	47.43	80.94	7.3600	74.91	10.09	98.27	1.73	10.85	41.19	0.00	0.00	0.00	41.37	31.77
50.00%	54.99%	< 750	6.01%	$223,749.46	592	52.31	78.31	7.3250	81.79	7.25	94.75	5.25	7.10	74.42	0.00	0.00	0.00	18.40	14.16
56%	max	< 750
IV. LIMITED AND STATED DOC

		Row - %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL
500	524	1.41%	$231,048.37	511	40.17	68.71	8.1330	78.14	9.75	100.00	0.00	0.00	0.00	0.00	0.00	0.00	6.39	49.67	12.83	3.18
525	574	6.26%	$251,563.33	552	41.37	72.68	7.7720	87.16	7.18	98.02	1.98	3.72	0.00	0.00	0.00	0.00	10.04	33.89	31.12	4.06
575	599	5.33%	$272,919.86	587	41.43	80.80	7.5140	75.32	11.49	97.23	2.77	10.24	0.00	0.00	0.00	0.00	25.47	29.59	38.92	6.64
600	619	6.24%	$236,968.82	609	41.32	79.72	7.6080	69.86	7.42	90.78	9.22	14.90	0.00	0.00	0.00	0.00	41.47	29.74	31.29	6.20
620	639	8.07%	$187,865.96	629	40.19	81.93	7.6230	92.00	3.75	92.88	7.12	1.90	0.00	0.00	0.00	0.00	42.20	33.90	30.97	8.26
640	659	9.00%	$202,625.28	650	40.05	83.31	7.3900	63.22	8.78	95.25	4.75	18.90	0.00	0.00	0.00	0.00	52.00	42.89	27.51	5.59
660	679	6.29%	$175,363.39	668	40.74	83.23	7.3330	64.97	10.84	95.32	4.68	19.02	0.00	0.00	0.00	0.00	45.39	36.88	24.86	7.21
680	699	3.63%	$203,836.70	689	39.77	84.21	7.2950	66.47	10.76	95.62	4.38	21.43	0.00	0.00	0.00	0.00	50.09	30.51	32.57	3.44
700	724	3.53%	$192,861.99	711	40.01	81.32	6.8930	78.39	3.75	89.38	10.62	3.36	0.00	0.00	0.00	0.00	50.77	56.74	17.66	5.85
725	749	2.17%	$261,693.05	736	38.06	83.94	6.9500	87.90	4.48	93.94	6.06	0.00	0.00	0.00	0.00	0.00	60.45	52.74	19.82	0.00
750	max	1.97%	$218,133.67	769	41.88	84.19	7.0780	72.57	6.21	90.08	9.92	0.00	0.00	0.00	0.00	0.00	56.31	45.78	19.55	0.00

V. High LTV LOANS

		Row — %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
LTV	LTV	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2/28	3/27	5/25
80.00%	89.99%	50.96%	$251,668.71	639	40.00	81.17	6.8680	73.26	10.83	95.94	4.06	9.70	41.08	0.00	0.38	0.00	54.34	39.08	20.92	5.48	79.00	9.71	1.99
90.00%	94.99%	11.34%	$234,685.97	632	38.72	90.16	7.4880	73.91	9.54	85.45	14.55	10.94	49.58	0.00	0.00	0.00	38.82	24.19	33.12	8.54	73.93	8.10	0.57
95.00%	99.99%	3.28%	$146,073.66	637	40.51	95.36	8.2060	77.59	16.98	100.00	0.00	1.10	71.12	0.00	0.00	0.00	27.11	24.82	21.90	12.59	66.35	3.35	3.45
100.00%	109.99%	7.34%	$77,134.63	659	39.49	100.00	9.9680	75.52	7.43	99.41	0.59	8.06	35.11	0.00	0.00	0.00	1.00	31.80	21.07	6.62	20.33	1.47	0.00
110.00%	max
VI. IO LOANS

		Row — %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL	2 yr IO	3 yr IO	5 yr IO
500	524	0.09%	$369,000.00	504	28.55	90.00	6.9900	100.00	0.00	100.00	0.00	0.00	0.00	0.00	0.00	0.00	100.00	100.00	0.00	0.00	0.00	0.00	100.00
525	574	1.90%	$278,513.59	560	39.70	78.88	7.2380	83.75	6.55	100.00	0.00	5.66	62.33	0.00	0.00	0.00	100.00	53.64	14.81	0.00	0.00	0.00	100.00
575	599	4.04%	$285,771.88	590	40.00	81.56	6.9290	79.61	14.09	100.00	0.00	3.19	61.69	0.00	0.00	0.00	100.00	41.74	21.28	1.93	0.00	0.00	98.47
600	619	5.59%	$276,109.14	611	41.85	79.91	6.7050	71.61	13.51	97.97	2.03	6.95	56.92	0.00	0.00	0.00	100.00	43.26	13.82	5.92	0.00	0.00	100.00
620	639	6.67%	$265,453.61	630	38.31	79.56	6.6520	74.92	16.86	95.62	4.38	3.69	46.75	0.00	0.49	0.00	100.00	54.04	12.65	2.14	0.00	0.00	97.44
640	659	7.86%	$312,845.62	650	40.52	79.80	6.5600	72.61	8.19	99.58	0.42	12.88	40.99	0.00	0.00	0.00	100.00	60.48	20.76	2.14	0.00	0.00	99.35
660	679	4.65%	$280,541.39	668	41.78	81.31	6.5150	66.71	19.14	94.98	5.02	7.88	42.42	0.00	0.00	0.00	100.00	52.47	14.28	5.84	0.00	0.00	98.15
680	699	2.91%	$277,781.12	690	39.44	81.20	6.4840	65.05	21.41	98.94	1.06	11.86	37.59	0.00	0.00	0.00	100.00	52.40	14.31	4.48	0.00	0.00	95.31
700	724	2.27%	$274,106.59	712	41.17	80.51	6.3230	83.45	1.47	97.61	2.39	0.00	21.19	0.00	0.00	0.00	100.00	75.01	11.75	2.85	0.00	0.00	97.15
725	749	2.17%	$307,014.42	736	37.06	79.98	6.1800	74.10	9.58	98.51	1.49	1.49	34.69	0.00	0.00	0.00	100.00	69.00	4.40	0.00	3.26	0.00	95.25
750	max	1.40%	$303,075.12	773	39.76	81.51	6.3780	66.75	11.37	94.30	5.70	0.00	28.65	0.00	0.00	0.00	100.00	60.38	9.54	0.00	0.00	0.00	100.00
VII. SECOND LIEN LOANS (IF ANY)

		Row — %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	CLTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% CA	% NY	% FL
500	524	0.00%	$—	0	0.00	0.00	0.0000	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
525	574	0.01%	$45,558.17	538	26.93	100.00	9.8500	100.00	0.00	100.00	0.00	0.00	100.00	0.00	0.00	0.00	0.00	100.00	0.00	0.00
575	599	0.16%	$41,533.96	589	39.01	97.66	11.2540	73.06	19.21	100.00	0.00	0.00	90.10	0.00	0.00	0.00	0.00	19.52	4.82	0.00
600	619	0.63%	$61,366.11	609	40.38	96.31	10.9070	74.21	16.16	100.00	0.00	5.25	57.17	0.00	0.00	0.00	0.00	23.40	25.11	1.36
620	639	1.49%	$61,004.89	630	40.36	98.91	10.9670	86.28	8.15	100.00	0.00	2.78	27.93	0.00	0.00	0.00	0.00	32.15	31.31	11.12
640	659	1.40%	$66,907.32	650	39.21	99.56	10.5690	64.91	4.57	99.16	0.84	20.05	28.03	0.00	0.00	0.00	0.00	38.81	36.72	3.06
660	679	1.25%	$63,046.61	668	37.29	99.28	10.3680	61.06	16.21	97.48	2.52	16.78	27.07	0.00	0.00	0.00	0.00	34.74	24.40	5.88
680	699	0.49%	$69,632.27	689	40.85	99.59	10.5040	84.77	6.84	100.00	0.00	8.40	11.18	0.00	0.00	0.00	0.00	34.85	21.08	4.26
700	724	0.37%	$66,529.85	711	41.29	100.00	10.0850	88.04	2.24	100.00	0.00	0.00	15.60	0.00	0.00	0.00	0.00	57.96	21.53	6.97
725	749	0.23%	$71,678.93	736	41.37	99.26	10.0780	87.04	0.00	95.93	4.07	4.07	33.81	0.00	0.00	0.00	0.00	53.62	33.42	0.00
750	max	0.22%	$63,437.08	771	43.43	99.34	10.3900	79.61	5.64	100.00	0.00	0.00	13.29	0.00	0.00	0.00	0.00	51.21	24.55	2.47
VIII. MANUFACTURED HOME LOANS (IF ANY)

		Row — %	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg	Wtd Avg
FICO Low	FICO High	Total Collateral	Curr. Bal./Loan	FICO	DTI	LTV	GWAC	% SFD	% PUD	% Owner Occ	% Investor	% 2+ family	% Full Doc	% Ltd Doc	% No Doc	% MI	% Int Only	% Land/Home	% single wide	% CA	% NY	% FL	2/28	3/27	5/25
500	524
525	574
575	599
600	619
620	639	No manufactured
640	659
660	679
680	699
700	724
725	749
750	max